===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            RWD TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                   Laurens MacLure, Jr., Corporate Secretary
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                                        10480 Little Patuxent
                                                        Parkway RWD Building
                                                        Columbia, Maryland
[RWD LOGO SHOWS HERE]                                   21044 www.rwd.com

To our Stockholders:

I am pleased to invite you to attend the 2001 Annual Meeting of Stockholders of RWD Technologies, Inc. to be held on Friday, April 27, 2001, at 2:00 p.m., local time, in our corporate headquarters at 10480 Little Patuxent Parkway, Columbia, Maryland. Details regarding the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Please complete, date, and sign your proxy card and return it promptly in the enclosed envelope. This will ensure that your shares will be represented at the meeting if you do not attend in person.

If you are unable to attend the meeting in person, you may listen to audio highlights, which will be posted soon after the meeting on our investor relations Web site, located at http://www.rwd.com/for investor.

Thank you for your ongoing support of, and continued interest in, RWD Technologies, Inc.

                                     Sincerely,

                                     /s/ Robert W. Deutsch

                                     Robert W. Deutsch
                                     Chairman and Chief Executive Officer

                  10480 Little Patuxent Parkway, RWD Building
                         Columbia, Maryland 21044-3530
                                (410) 730-4377

                          ---------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                April 27, 2001

                          ---------------------------


  NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of RWD Technologies, Inc. ("RWD" or the "Company") will be held on April 27, 2001, at 2:00 p.m., local time, at the Company's corporate headquarters, 10480 Little Patuxent Parkway, Columbia, Maryland 21044-3530, for the following purposes:

  I. To elect three Class I directors and three Class II directors of the Company to hold office until the 2004 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified;

  II. To ratify the appointment of Arthur Andersen, LLP, as the Company's independent auditors for 2001; and

  III. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 26, 2001, as the record date for the meeting, and only those stockholders of record of the Company on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Accompanying this notice is a Proxy Card and Proxy Statement and a copy of RWD's Annual Report for the year ended December 31, 2000. Whether or not you expect to be present at the Annual Meeting, please complete, sign, and date the Proxy Card and return it in the enclosed envelope provided for that purpose prior to the date of the Annual Meeting. Your proxy may be revoked at any time prior to the time that it is voted at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Laurens MacLure, Jr.

                                          Laurens MacLure, Jr.
                                          General Counsel and Secretary

Columbia, Maryland

April 6, 2001

                            RWD Technologies, Inc.
                  10480 Little Patuxent Parkway, RWD Building
                         Columbia, Maryland 21044-3530
                                (410) 730-4377

                           -------------------------
                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 27, 2001

                           -------------------------

                                 INTRODUCTION

  This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the accompanying proxy are furnished to stockholders of RWD Technologies, Inc. ("RWD" or "Company") in connection with the solicitation of proxies by RWD's Board of Directors to be used at the Annual Meeting of Stockholders to be held on April 27, 2001 (the "Annual Meeting"). The purposes of the Annual Meeting are to: (1) elect three Class I directors and three Class II directors of the Company to hold office until the 2004 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified; (2) ratify the appointment of Arthur Andersen, LLP, as the Company's independent auditors for 2001; and (3) transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. This Proxy Statement, Notice of Annual Meeting of Stockholders, and the accompanying proxy are first being sent to stockholders on or about April 6, 2001. The record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 26, 2001 (the "Record Date"). On the Record Date, there were issued and outstanding 15,169,650 shares of Common Stock, par value $0.10 per share (the "RWD Common Stock").

Quorum and Voting Rights

  The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of RWD Common Stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Each share of RWD Common Stock is entitled to one vote. Directors will be elected by a plurality of the votes cast, which means each share may be voted for as many individuals as there are directors to be elected and those individuals receiving the highest number of votes "For" election to the Board of Directors shall be considered duly elected. Cumulative voting is not permitted. All other matters, including ratification of the appointment of Arthur Andersen, LLP, will require approval by a majority of the votes cast by the holders of the shares of RWD Common Stock voting in person or by proxy at the Annual Meeting. An automated system administered by RWD's transfer agent, American Stock Transfer and Trust Company, will be used to tabulate the votes.

  Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to all other proposals, if you abstain from voting, your abstention will not count as a vote for or against the proposals and therefore will have no effect on the outcome of any matter voted on at the Annual Meeting.

  Many stockholders hold stock in street name through a broker-dealer. Under the rules of the New York Stock Exchange (NYSE), NYSE member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement. If NYSE member brokers do not receive instructions regarding shares they hold in street name, each is entitled to vote such shares only in the same proportion as the shares represented by votes cast by all record holders with respect to each proposal. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.

Cost of Solicitation

  The cost of soliciting proxies and preparing the proxy materials will be borne by RWD. In addition, RWD will require securities brokers, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation materials. Proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of RWD or its subsidiaries without additional compensation to them.

Voting By Proxy

  The Board of Directors has selected Robert W. Deutsch and Kenneth J. Rebeck, and each of them, to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the Annual Meeting and vote in person, whether or not he or she has previously given a proxy.

  With respect to the proposal regarding election of the Class I directors and Class II directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to any specific nominee by so indicating in the appropriate space on the enclosed proxy card. With respect to the ratification of the appointment of Arthur Andersen, LLP, as RWD's independent auditors for 2001, stockholders may (a) vote "For", (b) vote "Against" or (c) "Abstain" from voting as to such matter. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a properly executed proxy card will be voted "FOR" the election of all nominated directors and the ratification of the appointment of Arthur Andersen, LLP, as independent auditors. Management knows of no other matters that may come before the Annual Meeting for consideration by the stockholders. However, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

  Stockholders who do not expect to attend the Annual Meeting in person are urged to execute and return the enclosed proxy card promptly. Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date, or by voting in person at the Annual Meeting. Any stockholder also may be represented by another person at the Annual Meeting by executing a form of proxy designating such person to act on the stockholder's behalf at the Annual Meeting.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board of Directors is composed of twelve persons separated into three classes, with each class serving a three-year term. Three directors serve in Class I and are subject to re-election for a three-year term beginning at the 2001 Annual Meeting. Five directors currently serve in Class II. Upon the retirement of John H. Beakes from the Board immediately prior to the 2001 Annual Meeting, Class II will be comprised of four directors, three of whom are subject to election at the 2001 Annual Meeting and all of whom are subject to re-election for a three-year term beginning at the 2002 Annual Meeting. Four directors serve in Class III and are subject to re-election for a three-year term beginning at the 2003 Annual Meeting.

  Three Class I directors and three Class II directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively, and until their successors are elected and qualified. The Board of Directors has nominated the six persons named below, three to serve as Class I directors and the remaining three to serve as Class II directors for the terms indicated. Each of the nominees is currently a member of the Board. Each of the nominees for Class I directors and each of the nominees for Class II directors have consented to serve on the Board of Directors through the 2004 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively, and until his or her successor is duly elected and qualified. If any of the nominees should be unable to serve for any reason (which management has no reason to anticipate at this time), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or, by Board resolution amending the By-laws of the Company, provide for a lesser number of directors.

 The Board of Directors recommends that stockholders vote FOR the election of its nominees for Class I Director and Class II Director.

Information Concerning Nominees for Director

  The following table presents information about the persons nominated (who are also current directors) by the RWD Board for election at the Annual Meeting, three as Class I directors and three as Class II directors, to serve until the 2004 Annual Meeting of Stockholders and 2002 Annual Meeting of Stockholders, respectively, and until their successors are duly qualified and elected.

                                                      Principal occupation,
                                                    directorships with public
                                Term Expires          companies, and other
        Name and Age           (if re-elected)             information
        ------------         ------------------- ------------------------------
 Dr. Robert W. Deutsch (77)  2004 Annual Meeting Dr. Robert W. Deutsch founded
 Director Since January 1988                     RWD Technologies, Inc. in
                                                 January 1988 and has been
                                                 Chairman of the Board and
                                                 Chief Executive Officer since
                                                 that time. Dr. Deutsch founded
                                                 General Physics Corporation in
                                                 1966 and was its Chairman,
                                                 President, and Chief Executive
                                                 Officer until 1987. From 1963
                                                 to 1971, Dr. Deutsch was
                                                 Chairman and Professor of
                                                 Nuclear Science and
                                                 Engineering at The Catholic
                                                 University of America.
                                                 Dr. Deutsch has a Ph.D. in
                                                 physics from the University of
                                                 California, is a member of the
                                                 National Academy of
                                                 Engineering and a registered
                                                 Professional Engineer. He
                                                 received his bachelor's degree
                                                 in physics from the
                                                 Massachusetts Institute of
                                                 Technology.

 Kenneth J. Rebeck (49)      2004 Annual Meeting Mr. Kenneth J. Rebeck was
 Director Since April 1991                       elected President, Chief
                                                 Operating Officer and Chief
                                                 Engineer of the Company on
                                                 January 1, 2001 and also
                                                 serves as Senior Vice
                                                 President of eLearning and
                                                 Performance Support.
                                                 Mr. Rebeck joined the Company
                                                 in 1988 and has been a
                                                 director since 1991. From 1978
                                                 until 1988, Mr. Rebeck was
                                                 employed by General Physics
                                                 Corporation in a variety of
                                                 professional and management
                                                 capacities, including Project
                                                 Director for a major NASA
                                                 Pressure Vessel
                                                 Recertification Program and
                                                 Chief Engineer and Director,
                                                 High Technology Activities.
                                                 Mr. Rebeck received his M.S.
                                                 in nuclear science and
                                                 engineering from Carnegie-
                                                 Mellon University, his
                                                 bachelor's degree in nuclear
                                                 engineering from the State
                                                 University of New York at
                                                 Buffalo, and he has
                                                 Professional Engineering
                                                 licenses in Maryland, Michigan
                                                 and Pennsylvania.

                                                     Principal occupation,
                              Term Expires         directorships with public
       Name and Age          (if re-elected)   companies, and other information
       ------------        ------------------- --------------------------------
 Daniel J. Slater (45)     2004 Annual Meeting Mr. Daniel J. Slater joined the
 Director Since July 2000                      Company in 1999 and currently
                                               serves as President of the
                                               Manufacturing Performance Group.
                                               Mr. Slater was elected to the
                                               Board of Directors in July 2000.
                                               Mr. Slater has over 20 years of
                                               lean manufacturing experience in
                                               the automotive industry. Prior
                                               to joining the Company, Mr.
                                               Slater was the plant manager of
                                               body welding manufacturing and
                                               engineering and acting plant
                                               manager for Magna Stamping
                                               Operations with BMW
                                               Manufacturing Corporation from
                                               1993 to 1999. From 1987 to 1993,
                                               he served as a production
                                               engineering specialist with
                                               Toyota Motor Manufacturing. From
                                               1977 to 1987, Mr. Slater was the
                                               acting general production
                                               supervisor with Volkswagen of
                                               America.

 Jane C. Brown (50)        2002 Annual Meeting Ms. Jane C. Brown was elected to
 Director Since March 2001                     the Board of Directors on
                                               March 1, 2001. Ms. Brown
                                               currently serves on the Board of
                                               Directors for Legg Mason Trust,
                                               which provides investment
                                               services nationwide to high net
                                               worth individuals and families,
                                               and on its investment committee.
                                               Since 1995, Ms Brown has served
                                               as Executive Director of The
                                               Robert W. Deutsch Foundation,
                                               Inc., a private charitable
                                               foundation. Ms. Brown also
                                               serves on the Board of Directors
                                               of the Foundation of the
                                               University of Maryland, College
                                               Park, the University of Maryland
                                               Foundation, the University of
                                               Baltimore Educational Foundation
                                               and the University of Baltimore.
                                               In addition, Ms. Brown is a
                                               member of the Boards of Trustees
                                               of Goucher College, The Park
                                               School of Baltimore, the
                                               Association of Baltimore Area
                                               Grantmakers and the National
                                               Urban Technology Center. Ms.
                                               Brown serves on the City of
                                               Baltimore Workforce Investment
                                               Board and is a member of the
                                               advisory board for the Center
                                               for Women and Information
                                               Technology at the University of
                                               Maryland, Baltimore County. She
                                               has an M.A. degree in literary
                                               criticism from SUNY at Stony
                                               Brook and a bachelor's degree in
                                               English from the University of
                                               Maryland.

                                                      Principal occupation,
                                                    directorships with public
                                                      companies, and other
        Name and Age            Term Expires               information
        ------------         ------------------- ------------------------------
 Dr. David Yager (52)        2002 Annual Meeting Dr. David Yager joined the
 Director Since April 2000                       Company in 1999 and currently
                                                 serves as President of the
                                                 Company's Latitude360
                                                 division, and Director of the
                                                 Applied Technology Laboratory.
                                                 Dr. Yager and was elected to
                                                 RWD's Board of Directors in
                                                 April 2000. Prior to joining
                                                 RWD, Dr. Yager was employed
                                                 for 12 years as a
                                                 Distinguished Professor and
                                                 chair of the University of
                                                 Maryland Baltimore County's
                                                 Visual Arts Department. Dr.
                                                 Yager currently leads RWD's
                                                 efforts to develop cutting-
                                                 edge Internet business
                                                 strategies for both current
                                                 and future clients. Dr. Yager
                                                 received his H.D.D. from
                                                 De Montfort University in the
                                                 U.K., his M.F.A. from Florida
                                                 State University and his
                                                 bachelor's degree from the
                                                 University of Connecticut.

 Robert M. Rubin (59)        2002 Annual Meeting Mr. Robert M. Rubin was
 Director Since March 2001                       elected to the Board of
                                                 Directors on March 1, 2001 and
                                                 currently serves as CEO of
                                                 Valley Management Consultants
                                                 (VMC), a firm that specializes
                                                 in information technology
                                                 strategy, organizational
                                                 design and evaluation. Prior
                                                 to joining VMC in 2000, Mr.
                                                 Rubin was Senior Vice
                                                 President and Chief
                                                 Information Officer for Elf
                                                 Atochem North America, a
                                                 $2 billion diversified
                                                 chemical company, where he was
                                                 responsible for all
                                                 information technology, re-
                                                 engineering and various
                                                 administrative functions.
                                                 Mr. Rubin has served on
                                                 information technology
                                                 advisory boards for various
                                                 organizations, including the
                                                 School District of
                                                 Philadelphia, the City of
                                                 Philadelphia, the American
                                                 Management Association, The
                                                 Wharton School of the
                                                 University of Pennsylvania and
                                                 CIO magazine. Mr. Rubin
                                                 currently serves on the IT
                                                 Advisory Council to the
                                                 Commonwealth of Pennsylvania
                                                 and the advisory board of
                                                 Information Week. He has an
                                                 M.A. degree in physics from
                                                 Temple University and a
                                                 bachelor's degree in physics
                                                 from Drexel University.

Information Concerning Continuing Directors

                                                      Principal occupation,
                                                    directorships with public
                                                      companies, and other
        Name and Age            Term Expires               information
        ------------         ------------------- ------------------------------
 Deborah T. Ung (38)         2002 Annual Meeting Ms. Deborah T. Ung joined RWD
 Director Since January 1999                     in 1989 and currently serves
                                                 as President of the Enterprise
                                                 Systems Group. She has been a
                                                 director since January 1999.
                                                 Prior to joining the Company,
                                                 Ms. Ung was employed by
                                                 General Physics Corporation in
                                                 a variety of project
                                                 management capaci-ties from
                                                 1985 to 1988. She received her
                                                 bachelor's degree in
                                                 environmental health from
                                                 Purdue University.


                                                     Principal occupation,
                                                   directorships with public
       Name and Age           Term Expires     companies, and other information
       ------------        ------------------- --------------------------------
 James R. Kinney (62)      2003 Annual Meeting Mr. James R. Kinney was elected
 Director Since March 2000                     to the Board of Directors in
                                               March 2000 and is a member of
                                               the Board's Compensation
                                               Committee and Audit Committee.
                                               Mr. Kinney is currently
                                               President of Mariner Consulting
                                               Incorporated. In February 2000,
                                               Mr. Kinney retired from Kraft
                                               Foods North America as a Senior
                                               Vice President and Chief
                                               Information Officer where he was
                                               responsible for the strategic
                                               planning, development and
                                               deployment of business
                                               information systems. From 1996
                                               to 1998, Mr. Kinney served as
                                               the Chairman of the IS Committee
                                               for the Grocery Manufacturers'
                                               Association, the trade
                                               association representing food
                                               manufacturers. He also chaired
                                               the Efficient Consumer Response
                                               (ECR) sub-committee on IT. From
                                               1996 to 1997, Mr. Kinney served
                                               as the President of the Society
                                               for Information Management, a
                                               2,500 member international
                                               organization dedicated to the
                                               issues of managing IT. He is on
                                               the advisory boards of NCR
                                               Corporation and SHARE, a
                                               professional trade organization.
                                               He is also on the board of
                                               Transtech, a privately held
                                               eBusiness consulting services
                                               company, and Barrington Youth
                                               Services, a non-profit social
                                               services agency. Mr. Kinney
                                               served as a nuclear submarine
                                               officer in the U.S. Navy. He has
                                               an M.B.A. from Northwestern
                                               University and a bachelor's
                                               degree from the U.S. Naval
                                               Academy.

 Jerry P. Malec (58)       2003 Annual Meeting Mr. Jerry P. Malec was elected
 Director Since June 1997                      to the Board of Directors
                                               following completion of the
                                               Company's 1997 initial public
                                               offering and currently serves as
                                               chair of the Board's
                                               Compensation Committee and Audit
                                               Committee. Mr. Malec is Chairman
                                               of the Board of Servigistics, a
                                               provider of eBusiness
                                               applications for eCustomer
                                               Relationship Management (CRM).
                                               From 1994 to 1997, Mr. Malec was
                                               President and Chief Executive
                                               Officer of Checkmate
                                               Electronics, Inc., a developer
                                               and manufacturer of systems and
                                               software for the retail and
                                               financial services industry. For
                                               five years prior to that, Mr.
                                               Malec was employed by Apple
                                               Computer, Inc., as Vice
                                               President and General Manager of
                                               its Enterprise Markets division.
                                               Mr. Malec received his
                                               bachelor's degree in economics
                                               from Wayne State University.

                                                     Principal occupation,
                                                   directorships with public
       Name and Age           Term Expires     companies, and other information
       ------------        ------------------- --------------------------------
 Robert T. O'Connell (62)  2003 Annual Meeting Mr. Robert T. O'Connell was
 Director Since June 1997                      elected to the Board of
                                               Directors following completion
                                               of the Company's 1997 initial
                                               public offering. He joined the
                                               Company in August 1997 and
                                               currently serves as Chief
                                               Financial Officer and Senior
                                               Vice President of Strategic
                                               Business Planning. From 1995 to
                                               1997, Mr. O'Connell served as
                                               Senior Vice President and Chief
                                               Staff Officer of EMC
                                               Corporation, a leading provider
                                               of intelligent enterprise
                                               storage and retrieval
                                               technology. Between 1965 and
                                               1994, Mr. O'Connell held several
                                               positions in General Motors
                                               Corporation, including Chairman
                                               and Chief Executive Officer of
                                               General Motors Acceptance
                                               Corporation Financial Services
                                               and Chief Financial Officer of
                                               General Motors Corporation. Mr.
                                               O'Connell received his M.B.A. in
                                               finance from the Harvard
                                               Graduate School of Business
                                               Administration and his
                                               bachelor's degree in economics
                                               from Yale University.

 Jeffrey W. Wendel (46)    2003 Annual Meeting Mr. Jeffrey W. Wendel joined the
 Director Since April 1996                     Company in 1994 and has been a
                                               director since 1996. He
                                               currently serves as Senior Vice
                                               President of eSolutions. Prior
                                               to joining the Company, Mr.
                                               Wendel was the Director of
                                               Process Simulation for S3
                                               Technologies, Inc. from 1990 to
                                               1994, where he managed an
                                               international business unit that
                                               focused on software solutions
                                               for the petrochemical, natural
                                               gas and nuclear power
                                               industries. From 1989 to 1990,
                                               he was Director of Simulation
                                               Technology for the Company. In
                                               his prior career assignments,
                                               Mr. Wendel was a technical
                                               manager for the Singer Company-
                                               Link SSD division and he served
                                               on active duty in the U.S. Navy
                                               as a nuclear-trained submarine
                                               officer. Mr. Wendel received his
                                               M.B.A. in management from Loyola
                                               College and his bachelor's
                                               degree in systems engineering
                                               from the U.S. Naval Academy. He
                                               currently is a member of
                                               technical advisory boards at
                                               Towson University and University
                                               of Maryland, Baltimore County.

              BOARD AND COMMITTEE MEETINGS; DIRECTOR COMPENSATION

  During 2000, there were five meetings of the Board of Directors of RWD. Each director attended at least 92.3% of the aggregate number of meetings of the Board and Board committees of which the director was a member.

  The Audit Committee meets with RWD's independent accountants to review whether satisfactory accounting procedures are being followed by RWD and whether its internal accounting controls are adequate to monitor nonaudit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the RWD Board the appointment of independent accountants. During 2000, there were three meetings of the Audit Committee and all members were in attendance at each meeting. The Audit Committee Charter is attached as Appendix A hereto and the Audit Committee Report, required by the rules of the U.S. Securities and Exchange Commission (the "SEC"), is set forth below. The current members of the Audit Committee are Jerry P. Malec (chair) and James R. Kinney.

  The Compensation Committee establishes the compensation for executive officers of RWD and generally reviews benefits and compensation for all officers and employees. It also administers RWD's stock plans. During 2000, there were two meetings of the Compensation Committee, and all members were in attendance. The report of the Compensation Committee, required by the rules of the SEC is included below. The current members of the Compensation Committee are Jerry P. Malec (chair) and James R. Kinney.

Non-employee Director Compensation

  Directors who are not employees of RWD receive a total annual compensation package as follows: (a) an annual retainer of $20,000, which is paid at the beginning of the year, one-half in the form of shares of RWD Common Stock having a fair market value of $10,000 on the date of issuance and the other half in cash; (b) $1,000 in cash for membership on each Board Committee (or $2000 in cash where the director serves as the chair of the Board Committee);
(c) $1,000 in cash for each Board of Directors and Board Committee meeting attended; and (d) cash reimbursement for expenses incurred in connection with service as directors.

  In addition, upon their first election and upon each re-election to the Board of Directors, each director who is not an employee of the Company is granted an option to purchase 12,000 shares of RWD Common Stock under the Company's stock option plan. These options vest ratably over a three-year period beginning one year after the date of grant and have an exercise price equal to the fair market value of RWD Common Stock on the date of grant. Each such non-employee director is also eligible to receive additional options at the end of each calendar year.

  On March 1, 2000, upon his election to the Board, the Company granted Mr. James R. Kinney an option to purchase 12,000 shares of RWD Common Stock at an exercise price of $9.00 per share (the fair market value on the date of grant). In recognition of their outstanding service as directors, the Company also granted options to purchase 5,000 shares of RWD Common Stock and 2,000 shares of RWD Common Stock to Mr. James R. Kinney and Mr. Jerry P. Malec, respectively, on December 22, 2000 at an exercise price of $3.50 per share.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  None of the directors serving on the Compensation Committee is an employee of RWD, and neither the Chief Executive Officer nor any of the Named Executive Officers (as defined below) has served on the Compensation Committee. Dr. Robert W. Deutsch, Chairman and Chief Executive Officer of RWD, and Ms. Jane
C. Brown, Dr. Deutsch's daughter and a director of RWD, serve as directors and executive officers of The Robert W. Deutsch Foundation, Inc. The Robert W. Deutsch Foundation compensates Ms. Brown for her services as its Executive Director. No other director or executive officer of RWD is a director or executive officer of any other corporation that has a director or executive officer who is also a director or board committee member of RWD.

                            EXECUTIVE COMPENSATION

  Compensation of Executive Officers. The following table sets forth information about the annual and long-term compensation for the last three fiscal years of the Chief Executive Officer and the five other highest paid executive officers of RWD during fiscal year 2000 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                          Long-Term
                                                         Compensation
                               Annual Compensation          Awards
                         ------------------------------- ------------
                                                          Securities
   Name and Principal                                     Underlying     All Other
        Position         Year  Salary    Bonus  Other(1)   Options    Compensation(2)
   ------------------    ---- --------- ------- -------- ------------ ---------------
Dr. Robert W. Deutsch... 2000 $ 150,000 $   --    --           --         $ 4,025
Chairman of the Board
 and Chief               1999   150,000     --    --           --           7,000
Executive Officer        1998   150,000 450,000   --           --           7,500
John H. Beakes(3)....... 2000 $ 375,000 $   --    --           --         $ 7,077
President and Chief
 Operating               1999   350,000     --    --           --          12,220
Officer                  1998   275,000 150,000   --           --          13,280
Kenneth J. Rebeck(4).... 2000 $ 225,000 $   --    --        15,000        $ 5,197
Senior Vice President -
 eLearning               1999   200,000  22,500   --        18,000          9,181
and Chief Engineer       1998   180,000  60,000   --        20,000         10,066
Daniel J. Slater........ 2000 $ 271,000 $   --    --        18,000        $ 2,705
President-Manufacturing  1999   215,000   5,000   --         6,000            421
Performance Group        1998       --      --    --           --             --
Dr. David Yager......... 2000 $ 250,000 $   --    --        38,000        $ 5,784
President-Latitude360    1999   200,000     --    --         2,000          1,230
                         1998       --      --    --           --             --
Deborah T. Ung.......... 2000 $ 225,000 $   --    --        18,000        $ 4,697
President-Enterprise
 Systems                 1999   200,000  22,500   --        18,000          8,428
Group                    1998   125,000  75,000   --        25,000          9,148

--------
(1) The Company also provides certain perquisites and other personal benefits. The aggregate dollar cost to the Company of such perquisites and other benefits in each of the years represented did not exceed the lesser of $50,000 or 10 percent of the amount reflected in the Salary and Bonus columns for any of the Named Executive Officers.
(2) Includes income deemed received for life insurance premiums as well as contributions to the Company's 401(k) Plan paid by the Company on behalf of each of the Named Executive Officers.
(3) Mr. Beakes retired as President and Chief Operating Officer on December 31, 2000.
(4) Mr. Rebeck became President, Chief Operating Officer and Chief Engineer on January 1, 2001. During 2000, Mr. Rebeck served as the Company's Senior Vice President--eLearning and Chief Engineer.

                       OPTION GRANTS IN LAST FISCAL YEAR

  Option Grants in the Last Fiscal Year. The following table sets forth information regarding options to purchase shares of RWD Common Stock granted to the Named Executive Officers during the last fiscal year.

                                        Individual Grants
                         ------------------------------------------------
                                                                             Potential
                                                                          Realized Value
                                                                            at Assumed
                         Number of                                        Annual Rates of
                         Securities Percent of Total                        Stock Price
                         Underlying Options Granted  Exercise              Appreciation
                          Options   to Employees in  Price Per Expiration    for Option
          Name            Granted     Fiscal Year    Share(1)     Date        Term(2)
          ----           ---------- ---------------- --------- ---------- ---------------
                                                                             5%     10%
                                                                          ------- -------
Dr. Robert W. Deutsch...      --          --             --          --       --      --
John H. Beakes..........      --          --             --          --       --      --
Kenneth J. Rebeck.......   15,000         1.0          $3.50   6/28/2010  $33,017 $83,672
Daniel J. Slater........   18,000         1.2           3.50   6/28/2010   39,620 100,406
Dr. David Yager.........   20,000         1.3           8.09   3/28/2010  101,803 257,989
                           18,000         1.2           3.50   6/28/2010   39,620 100,406
Deborah T. Ung..........   18,000         1.2           3.50   6/28/2010   39,620 100,406

--------
(1) The exercise price equaled the fair market value of RWD Common Stock as determined by the Board of Directors on the date of grant. The exercise price is payable in cash or by delivery of shares of RWD Common Stock having a fair market value equal to the exercise price of options exercised.
(2) The 5 percent and 10 percent assumed annual rates of stock price appreciation used to calculate potential gains to optionees are mandated by the rules of the SEC. The potential realizable value does not represent the Company's prediction of its stock price performance. There can be no assurance that the stock price will actually appreciate over the 10-year option term at the assumed 5 percent and 10 percent levels or at any other level.

              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                            YEAR-END OPTION VALUES

  The following table sets forth information concerning the number and exercise price of the options to purchase RWD Common Stock exercised by the Named Executive Officers during the last fiscal year and the number and value of unexercised options to purchase RWD Common Stock held at the end of the fiscal year by the Named Executive Officers. Value is considered to be, in the case of exercised options, the difference between exercise price and market price on the date of exercise, and, in the case of unexercised options and exercisable options, the difference between exercise price and the closing market price on December 31, 2000, which was $3.05.

                                                                   Value of
                                                  Number of     Unexercised In-
                                                  Securities       the-Money
                                                  Underlying      Options at
                           Shares              Options at Year-    Year-End
                          Acquired    Value    End Exercisable/    Exercisable/
          Name           On Exercise Realized  Unexercisable(1) Unexercisable(1)(2)
          ----           ----------- --------  ---------------- ---------------
Dr. Robert W. Deutsch...      --          --           --               --
John H. Beakes..........   29,000    $116,000          --               --
Kenneth J. Rebeck.......   10,000      80,000      110,600(E)      $188,250(E)
                                                    62,400(U)        12,375(U)
Daniel J. Slater........      --          --         1,200(E)           --
                                                    22,800(U)
Dr. David Yager.........      --          --           400(E)           --
                                                    39,600(U)
Deborah T. Ung..........      --          --        62,700(E)        77,854(E)
                                                    64,800(U)         6,188(U)

--------
(1) (E) = Exercisable; (U) = Unexercisable.

(2) Includes only the value of unexercised in-the-money options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Compensation Committee Overview. The Committee was established following the Company's initial public offering in June 1997. The function of the Compensation Committee is to advise the Board of Directors regarding overall compensation policies and recommend specific compensation for the Company's two most senior executives. The Compensation Committee is responsible for providing guidance to the Board regarding broad compensation issues, including salaries, bonuses, option grants, benefits and other remuneration for officers and employees of the Company. The Compensation Committee's responsibilities also include administering the Company's stock option plans, employee stock purchase plans and 401(k) plan. The Compensation Committee is composed only of independent directors that have never been officers or employees of the Company and have no other interlocking relationships with RWD that are subject to disclosure under SEC rules relating to proxy statements.

  At its meetings in 2000, the Committee discussed the full range of compensation issues facing the Company, the various recommendations of management, the general marketplace for talented managers and compensation market conditions.

  Compensation Philosophy. The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based upon the premise that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company's culture and success. The Company believes strongly in the importance of rewarding employees for the common success of the organization. Consequently, the Company places particular emphasis on (a) broad employee equity participation through the use of stock options with long-term vesting, and (b) annual cash bonuses linked to overall Company profitability as integral parts of its compensation structure. The Compensation Committee continues to believe that this approach and philosophy are appropriate.

  Executive Compensation. The principal elements of the Company's executive compensation program consist of both annual compensation (primarily base salary and annual incentive cash bonuses) and long-term incentive compensation in the form of stock options with extended vesting periods. Base salary, annual cash bonuses and stock option grants are determined on the basis of the overall financial performance of the Company and the performance of the individual officer.

  Chief Executive Officer and Chief Operating Officer Compensation. Dr. Robert
W. Deutsch is founder of the Company. Dr. Deutsch serves as Chairman and Chief Executive Officer of the Company. Mr. John H. Beakes served as President and Chief Operating Officer of the Company until his retirement on December 31, 2000. Mr. Kenneth J. Rebeck currently serves as President and Chief Operating Officer and has also served as Senior Vice President since 1995.

  In determining the appropriate base salary levels for the Company's CEO and COO, the Compensation Committee reviewed the performance of each officer and of the Company. Based on this review, the Compensation Committee approved base salaries of $150,000 for the Company's CEO and $300,000 for Mr. Rebeck, as the Company's COO, effective January 1, 2001. Mr. Beakes, the Company's COO for 2000, received an annual base salary of $375,000. The CEO's salary reflects a higher proportion of compensation at risk through a discretionary annual cash bonus.

  In addition to base salaries, officers of the Company are eligible to receive annual cash bonuses at the discretion of the Compensation Committee. Cash bonuses for officers are determined at year-end on the basis of the overall financial performance of the Company and the performance of the individual officer. In addition to these objectives, the CEO's bonus is also linked to the annual increase in the Company's profitability. The Company did not achieve its revenue and earnings goals for 2000. Based on these factors, the Compensation Committee approved the decision of management not to award any cash bonuses for officers and employees of the Company for 2000.

  Long-Term Incentive Compensation. During 2000, the Company granted stock options for 1,732,480 shares to 864 directors, officers and employees of the Company. Dr. Deutsch and Mr. Beakes each owns a significant percentage of the Company's Common Stock, and, therefore, each of them participates proportionately in any increase in stockholder value. The Compensation Committee believes that Dr. Deutsch and Mr. Beakes' existing equity ownership and, in the case of Mr. Beakes, previously granted stock options, sufficiently link their interests to the financial success of the Company. Therefore, during 2000, neither of these executive officers was granted options under the Company's stock option plan.

                                          Jerry P. Malec--Chairman
                                          James R. Kinney

                            STOCK PERFORMANCE TABLE

  RWD is required by the SEC to provide a five-year comparison of the cumulative total stockholder return on RWD Common Stock compared with that of a broad equity market index and either a published industry index or a RWD-constructed peer group index.

  The following chart compares the cumulative total stockholder return on RWD Common Stock for the period beginning June 19, 1997, (the date of RWD's initial public offering) and ending December 31, 2000, with the cumulative total return on the Nasdaq Composite (U.S.) and Nasdaq Computer and Data Processing indices. The comparison assumes $100 was invested on June 19, 1997, in RWD Common Stock and in each of the foregoing indices. It also assumes reinvestment of any dividends.

  RWD does not make, nor does it endorse, any predictions as to future stock performance.

                                RWD MANAGEMENT

  The following table sets forth information regarding RWD's current executive officers, directors, and other significant employees:

 Executive Officers and
 Directors                Age                      Position
 ------------------------ --- -------------------------------------------------
                              Chairman of the Board of Directors, Chief
 Dr. Robert W. Deutsch...  77 Executive Officer, Director
 Kenneth J. Rebeck.......  49 President, Chief Operating Officer and Chief
                              Engineer of RWD Technologies; and Senior Vice
                              President--eLearning and Performance Support,
                              Director
 Robert T. O'Connell.....  62 Senior Vice President of Strategic Business
                              Planning and Chief Financial Officer, Director
                              President--Manufacturing Performance Group,
 Daniel J. Slater........  45 Director
 Deborah T. Ung..........  38 President--Enterprise Systems Group, Director
 Dr. David Yager.........  52 President--Latitude360, Director
 Jeffrey W. Wendel.......  46 Senior Vice President--eSolutions, Director
 Jane C. Brown...........  50 Director
 James R. Kinney.........  62 Director
 Jerry P. Malec..........  58 Director
 Robert M. Rubin.........  59 Director
 Key Employees
 Dudley R. Beagle........  41 Vice President--Enterprise Systems Europe, and
                              Vice President-- European Operations and Business
                              Development
 Michael T. Bray.........  47 Vice President--Enterprise Systems
 Daniel A. Cantwell......  48 Vice President-- Manufacturing Performance
                              Services
 Richard M. Contel.......  52 Vice President--eLearning and Performance Support
 Earl J. Decker..........  62 Vice President--Enterprise Systems Asia
 Robert B. Gosline, Jr...  58 Vice President and Chief Information Officer
 Laurens MacLure, Jr.....  44 General Counsel and Corporate Secretary
                              Vice President and Chief Technology Officer--
 Vincent Marucci, Jr.....  43 Latitude360
 R. Butler Newman........  44 Vice President-- eLearning
 Dana M. Sohr............  41 Vice President-- Enterprise Systems

  Information relating to RWD's key employees is set forth below. See "Information Concerning Nominees" and "Information Concerning Continuing Directors" above for information relating to the executive officers and directors of RWD.

  Dudley R. Beagle joined the Company in 1996 and currently serves as Vice President of Enterprise Systems--Europe, and Vice President of European Operations and Business Development. Mr. Beagle moved to Europe in 1997 to help the Company grow its business there, and became Manager of European Operations in 1998. He has more than 21 years of automotive experience and has served in a variety of management roles. Prior to joining RWD, Mr. Beagle served as Operations Manager for Lobdel Emery from 1995 to 1996, and as Production Superintendent for Johnson Controls from 1990 to 1995. Mr. Beagle holds Associate degrees in business management and marketing from the Kentucky College of Business.

  Michael T. Bray joined RWD in 1995 and serves as Vice President of Enterprise Systems. In this capacity, Mr. Bray leads organizations providing a wide range of human performance consulting services, including business strategy, change management, process reengineering, training, and electronic performance support. Prior to joining the Company, Mr. Bray served as Director of Training for the U.S. Coast Guard. Mr. Bray received his M.S. in instructional systems design from Indiana University, his M.A.L.S. in physics from Wesleyan University and his bachelor's degree in marine science from the United States Coast Guard Academy.

  Daniel A. Cantwell joined the Company in 1991 and serves as Vice President of Manufacturing Performance Services. Prior to joining the Company, Mr. Cantwell was employed by The Chrysler Corporation from 1984 to 1991 as a Senior Technical Training Specialist. Mr. Cantwell received his B.A.S. in robotics and flexible automation from Sienna Heights College.

  Richard M. Contel joined the Company in 1991 and serves as Vice President of eLearning and Performance Support. During his career with RWD, Mr. Contel has been a director in the ERP, Electronic Document Management and Information Technology service areas. Before joining RWD, Mr. Contel worked for the B.F. Goodrich Company for 16 years, where he had broad management responsibilities in production and maintenance involving operations management, organizational development, productivity improvement, waste reduction, and systems development. Mr. Contel has a bachelor's degree in mechanical engineering from Lafayette College.

  Earl J. Decker joined the Company in 1992 and serves as Vice President of Enterprise Systems Asia. In this role, Mr. Decker serves as President and CEO of SAP Learning Solutions Pte Ltd, the Company's joint venture with SAP Asia Pte Ltd. Prior to joining the Company, Mr. Decker served as Director of Manufacturing for Toshiba America MRI, Inc., leading technical operations through acquisition and transition stages. Mr. Decker has degrees in engineering management and electrical engineering from Rutgers University and the University of Chicago, respectively.

  Robert B. Gosline, Jr. joined the Company in 1988 and serves as Vice President and Chief Information Officer, where he directs activities in strategic information system planning and implementation. Prior to joining the Company, Mr. Gosline was employed by General Physics Corporation from 1975 to 1988, and prior thereto served as a nuclear submarine officer in the U.S. Navy. Mr. Gosline received his M.S. in computer science from The Johns Hopkins University and his bachelor's degree from the U.S. Naval Academy.

  Laurens MacLure, Jr. joined the Company in 1999 and serves as General Counsel and Corporate Secretary. Prior to joining the Company, Mr. MacLure was employed by Pioneer EyeCare, Inc. as General Counsel from 1997 to 1999, and prior thereto served in a variety of legal positions with PHH Corporation from 1984 to 1997, most recently as Senior Vice President and General Counsel of PHH Vehicle Management Services. From 1981 to 1984, Mr. MacLure was in private legal practice. Mr. MacLure received his bachelor's degree in economics from Bucknell University and his J.D. from the University of Maryland School of Law.

  Vincent Marucci, Jr. joined the Company in 1992 and serves as Vice President and Chief Technology Officer of Latitude360. Prior to joining the Company, Mr. Marucci served as an active duty U.S. Army officer. His assignments included information systems design and development for one of the Army's Artificial Intelligence Centers and as an instructor in mathematics and computer science at the U.S. Military Academy. Mr. Marucci received an M.S. in computer science and an M.S. in operations research from Stanford University and his bachelor's degree from the U.S. Military Academy.

  R. Butler Newman joined the Company in 1988 and serves as Vice President of eLearning. During his career with RWD, Mr. Newman has served as Director of IT, Vice President of Performance Support and Vice President of Business Development. He has focused his efforts on innovative uses of technology to help fortune 500 clients reduce time to competence and improve on the job performance of its employees. Prior to joining the Company, Mr. Newman was employed by General Physics Corporation from 1986 to 1988 where he was responsible for establishing a technology-based business learning practice. Mr. Newman received his bachelor's degree in english from the U.S. Naval Academy.

  Dana M. Sohr joined the Company in 1993 and serves as a Vice President of Enterprise Systems. Mr. Sohr has over 18 years of experience supporting implementation of large information systems, and for the past 10 years has concentrated his activities on SAP software implementations. He has been responsible for delivering high-quality training and support solutions to customers such as Dow Chemical, Goodyear, Polaroid and Tenneco Automotive. Mr. Sohr received his bachelor's degree from the University of Maryland.

              COMMON STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

Stock Ownership of Directors and Management

  The following table sets forth information as of March 9, 2001, with respect to the beneficial ownership of RWD Common Stock (including shares issuable upon the exercise of outstanding options that are exercisable as of that date or within 60 days thereafter) by (a) each of the directors (and nominees) of the Company; (b) the Chief Executive Officer and each of the other Named Executive Officers; and (c) all directors and executive officers as a group. Unless otherwise indicated, each named person exercises sole voting and investment power.


                                                 Shares Beneficially Owned
                                             ---------------------------------
                  Name(1)                      Number     Nature(2)    Percent
                  -------                    ---------- -------------- -------
Dr. Robert W. Deutsch.......................  8,905,500 Direct           61.7%
                                                450,000 Indirect(3)
John H. Beakes..............................    401,681 Direct            3.6
                                                142,009 Indirect(4)
Robert T. O'Connell.........................     61,500 Direct              *
                                                 60,000 Vested Options
Kenneth J. Rebeck...........................      2,037 Direct              *
                                                122,600 Vested Options
Daniel J. Slater............................      1,200 Vested Options      *
Deborah T. Ung..............................      3,907 Direct              *
                                                 71,400 Vested Options
Dr. David Yager.............................     11,284 Direct              *
                                                  4,400 Vested Options
Jeffrey W. Wendel...........................      5,550 Direct              *
                                                    500 Indirect(5)
                                                 53,800 Vested Options
Jane C. Brown...............................    167,319 Direct            4.1
                                                450,000 Indirect(6)
James R. Kinney.............................      4,230 Direct              *
                                                  4,000 Vested Options
Jerry P. Malec..............................      6,500 Direct              *
                                                 16,000 Vested Options
Robert M. Rubin.............................      2,319 Direct              *
All directors and officers as a group (12
 persons)................................... 10,947,736                 70.7%

--------
*  Less than 1%.
(1) The address of each stockholder listed in the table is c/o RWD Technologies, Inc., 10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044-3530, Attention: Chief Financial Officer.
(2) "Vested Options" are options that may be exercised as of March 9, 2001 or within 60 days thereafter. "Direct Shares" include shares held by the named person, including shares subject to vesting, forfeiture risk or other restrictions.
(3) Includes 450,000 shares owned by Mrs. Florence Deutsch, Dr. Deutsch's wife, to which Dr. Deutsch disclaims beneficial ownership.
(4) Includes 25,000 shares owned by Mrs. Rosemary Beakes, Mr. Beakes' wife, and 117,009 shares held in grantor retained annuity trusts, as to all of which Mr. Beakes disclaims beneficial ownership.

(5) Includes 500 shares held in the Fred W. Wendel Trust B account, for which Mr. Wendel serves as a co-trustee and to which Mr. Wendel disclaims beneficial ownership.
(6) Includes 450,000 shares held in trust for the benefit of Ms. Brown's minor child and nieces and nephews for which Ms. Brown serves as co-trustee and to which Ms. Brown disclaims beneficial ownership.

Employment Agreements

  Prior to the Company's June 1997 initial public offering, the Company entered into Employment Agreements with Dr. Robert W. Deutsch and each of Messrs. Rebeck and Wendel. The Company entered into a similar agreement with Ms. Ung in early 1999 upon her promotion to Senior Vice President. Each of these four Employment Agreements has an initial term of three years and is automatically renewed thereafter for successive one-year terms until terminated by either the Company or the employee. The Company intends to enter into Employment Agreements with Messrs. Yager and Slater as a result of their promotion to President of Latitude360 and President of Manufacturing Performance, respectively. These Employment Agreements are expected to have an initial term of one year and will automatically renew thereafter for successive one-year terms until terminated by either the Company or the employee. All Employment Agreements provide for initial annual salaries, subject to annual adjustment at the discretion of the Company's Compensation Committee, and provide for discretionary annual cash bonuses in amounts determined by the Company's Compensation Committee. The Employment Agreements contain confidentiality provisions and one-year covenants-not-to-compete following termination or expiration of employment (as defined in the Employment Agreements). In the event of a "change in control" of the Company (as defined in the Employment Agreements) followed by the termination of employment by the employee for "good reason" (as defined in the Employment Agreements), the affected employee would be entitled to three times his or her average annual compensation during the last three complete years prior to such change in control.

Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who beneficially own 10 percent or more of the Company's Common Stock (the "Reporting Persons") to file reports regarding their RWD Common Stock ownership and changes in that ownership with the SEC. Based solely on a review of the copies of such forms furnished to RWD and written representations from the Reporting Persons, the Company believes that during 2000, the Reporting Persons complied with all
Section 16(a) reporting requirements applicable to them.

                            AUDIT COMMITTEE REPORT

  As of January 2001, the Audit Committee of the Board of Directors of the Company was composed of two independent directors. The Board of Directors intends to nominate a third member of the Audit Committee prior to June 1, 2001. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement, and is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the appointment of the Company's independent auditors.

  Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Arthur Andersen, the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Arthur Andersen's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

  Arthur Andersen also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Arthur Andersen that firm's independence. The Audit Committee further considered whether the provision by Arthur Andersen of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors' independence.

  Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the appointment of Arthur Andersen as the Company's independent auditors for the year ending December 31, 2001, subject to stockholder ratification.

                                          Jerry P. Malec- Chairman
                                          James R. Kinney

      PROPOSAL NO. 2- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The RWD Board of Directors, pursuant to the recommendation of the Audit Committee, has appointed Arthur Andersen, LLP, to examine and audit the financial statements of RWD for the fiscal year ending December 31, 2001 and perform other services, subject to shareholder ratification. Arthur Andersen has served as independent auditors of RWD since 1989.

  In 2000, Arthur Andersen performed various professional services for RWD. These services included completion of the examination of 1999 financial statements for RWD, other review work of required filings with the Securities and Exchange Commission, preliminary work on the examination of fiscal year 2000 financial statements, preparation of corporate tax returns and other consultation with RWD personnel on accounting, tax and related matters.

Audit Fees. The aggregate fees for professional services rendered by Arthur Andersen in connection with their audit of RWD's consolidated financial statements and review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year was approximately $71,000.

Financial Information Systems Design and Implementation Fees. The aggregate fees for professional services rendered by Arthur Andersen in the 2000 fiscal year relating to financial information systems design and implementation was approximately $1.2 million.

All Other Fees. The aggregate fees for all other services rendered by Arthur Andersen in the 2000 fiscal year was approximately $256,000. These fees can be sub-categorized as follows:

  Attestation Fees. The aggregate fees for attestation services rendered by Arthur Andersen for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, and consultation on accounting standards or transactions were approximately $19,000.

  Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters, rendered by Arthur Andersen in the 2000 fiscal year were approximately $237,000.

Ratification & Appointment. A proposal will be presented at the Annual Meeting to ratify the appointment of Arthur Andersen as RWD's independent auditors. A representative of Arthur Andersen will be present at the Annual Meeting and provided with the opportunity to make a statement and to answer questions. If the stockholders do not ratify the appointment, the Board will reconsider it.

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 The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Arthur Andersen, LLP, as independent auditors for 2001.

                                 OTHER MATTERS

  The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxies will vote the shares represented by such proxies on such matters as instructed by the Board of Directors of the Company, who have instructed the proxies to vote in accordance with the proxies' own best judgment in the absence of express instruction from the Board.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Under SEC rules, stockholders intending to present a proposal at the 2002 Annual Meeting and have it included in the Company's Proxy Statement for that meeting must submit the proposal in writing to Laurens MacLure, Jr., Secretary, 10480 Little Patuxent Parkway, RWD Building, Columbia, Maryland 21044. We must receive the proposal no later than December 6, 2001.

  Stockholders intending to present a proposal at the 2002 Annual Meeting, but not to include the proposal in the Company's Proxy Statement, must comply with the requirements set forth in the Company's Bylaws. The Bylaws require, among other things, that a stockholder submit a written notice of intent to present such a proposal that is received by our Secretary no more than 120 days and no less than 90 days prior to the anniversary of the mailing of the notice of the preceding year's annual meeting. Therefore, the Company must receive notice of such a proposal for the 2002 Annual Meeting no earlier than December 6, 2001 and no later than January 5, 2002. If the notice is received before December 6, 2001 or after January 5, 2002, it will be considered untimely and RWD will not be required to present it at the 2002 Annual Meeting.

                                 MISCELLANEOUS

  A copy of RWD's Annual Report on Form 10-K for 2000, as filed with the SEC, excluding certain exhibits thereto, may be obtained without charge, by writing Investor Relations, RWD Technologies, Inc., 10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044-3530 or by telephoning (410) 730-4377.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Laurens MacLure, Jr.

                                          Laurens MacLure, Jr.
                                          General Counsel and Secretary

Columbia, Maryland
April 6, 2001

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                                                                     APPENDIX A
                            RWD Technologies, Inc.

                            AUDIT COMMITTEE CHARTER

I. PURPOSE
  The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, and the independent accountants, recognizing that the Company's management is responsible for preparing the Company's financial statements and that the independent accountants are responsible for auditing those financial statements. The independent accountants are ultimately accountable to the Committee and the Board for such accountants' audit of the financial statements of the Company.

II. ORGANIZATION

  .The Audit Committee shall be appointed annually by the Board of Directors.

  . The Audit Committee shall be composed of at least three independent directors, each of whom shall meet the independence and financial literacy requirements of the National Association of Securities Dealers ("NASD").

  . At least one member of the Committee will possess accounting or financial management expertise as defined by NASD.

  . The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

III. RESPONSIBILITIES

  The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate.

1.General

  . Review and reassess this Charter and the scope of the responsibilities of the Committee, and make appropriate recommendations for Board action thereon, each as conditions dictate (but at least on an annual basis).

  . Include a copy of this Charter in the Annual Report to stockholders or the Proxy Statement (effective for year ending December 31, 2000) at least triennially or the year after any significant amendment to the Charter.

  . Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  . Meet at least 3 times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

  . Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

  . Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

  . Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

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2.Internal Controls and Risk Assessment

  . Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.
  .  Consider and review with management and the independent accountants:
    -- The effectiveness of or weaknesses in the Company's internal controls including computerized information system controls and security, the overall control environment, and accounting and financial controls.
    -- Any related significant findings and recommendations of the independent accountants together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.
  . Discuss with management and the Company's independent public accountants, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

3.Financial Reporting

   Review financial statements and other financial information to be filed with the SEC and other agencies and other documents to be published containing the Company's financial statements or other financial information, including annual and interim reports, press releases and statutory filings, and confirm that the information contained in these documents is consistent with the information contained in the financial statements and that the independent accountants do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the accountants. The Chair of the Committee may represent the entire Committee for purpose of this review.

  . Review with management and the independent accountants at the completion of the annual audit:

    --  The Company's annual financial statements and related footnotes.
    -- The independent accountants' audit of the financial statements and related report thereon.
    -- Any significant changes required in the independent accountants' audit plan.
    -- Any significant difficulties or disputes with management encountered during the course of the audit.
    -- The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves, and the Company's accounting principles.
    --  The overall quality of the Company's financial reporting.
    -- Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  . Determine, based on the reviews and discussions noted herein, whether to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for filing with the SEC.
  . Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committees, as amended.
  . Report the results of the annual audit to the Board. If requested by the Board, invite the independent accountants to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).
  . Prepare any report required by the rules of the SEC to be included in the Company's annual Proxy Statement, including but not limited to a report of the Committee to be included in the Company's Proxy Statement for its annual meeting of stockholders, disclosing whether (1) the Committee had reviewed and discussed with management and the independent accountants, as well as discussed within the Committee (without management or the independent accountants present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the accountants the independence of the accountants; and (3) based upon the Committee's review and discussions with management and the independent accountants, the Committee had recommended to the Board that the audited financials be included in the Company's annual report on Form 10-K.
  . Assess the Company's internal processes for determining and managing key financial statement risk areas.

4.Independent Accountants

  . Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.
  . Review the scope and approach of the annual audit and timely quarterly reviews with the independent accountants.
  . Review the external auditors' identification of issues and business and financial risks and exposures.
  . Review the nature of all services and related fees provided by the independent accountants.
  . On an annual basis, obtain from the independent accountants a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. In addition, review with the independent accountants the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the independent accountants.
  . Obtain from the independent accountants assurance that the audit was conducted in accordance with auditing standards generally accepted in the U.S. and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended.
  . Instruct the independent accountants to report directly to the Audit Committee any serious difficulties or disputes with management.

5.Compliance with Laws and Regulations

  . Ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.
  . Review with the Company's general counsel and others any legal, tax or regulatory matters that may have a material impact on the Company's operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

6.Compliance with Codes of Ethical Conduct

  . Review and assess the Company's processes for administering a code of ethical conduct.
  . Review with management and the independent accountants the results of their review of the Company's monitoring of compliance with the Company's code of conduct, including compliance with the Foreign Corrupt Practices Act.
  . Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by management or the independent accountants.


                                      A-3